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                                                                 Exhibit 10.82



                           PURCHASE AND SALE AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made and entered into as of this _22___ day of December, 1999 by and between ContiWest Corporation, a Nevada corporation ("ContiWest") and Crown NorthCorp, Inc., a Delaware corporation ("Crown").

                             BACKGROUND INFORMATION
                             ----------------------

         A. ContiWest holds certain securities of Crown, warrants to acquire additional securities of Crown and certain other interests as further defined and described herein.

         B. ContiWest and Crown want for Crown to acquire these securities, warrants and other interests on the terms and conditions set forth in this Agreement.

         THEREFORE, the parties agree as follows:

                             STATEMENT OF AGREEMENT
                             ----------------------

         1. SECURITIES; WARRANTS; SRCC RIGHTS. ContiWest owns and holds one share of the Series BB Convertible Preferred Stock of Crown (the "Series BB Preferred") and 44,908 shares of the common stock of Crown (the "Common Stock")(the Series BB Preferred and the Common Stock are sometimes collectively referred to as the "Securities"). ContiWest also owns and holds Warrant No. W-011 issued by Crown to purchase up to 200,000 shares of the common stock of Crown (the "Warrant"). Finally, ContiWest, or one or more of its affiliates, holds certain legal or beneficial rights, title or interests in and to Strategic Realty Capital Corp., a Maryland corporation (the "SRCC Rights").

         2. PURCHASE AND SALE. Concurrently with the execution and delivery of this Agreement, ContiWest shall sell, transfer and assign to Crown the Securities, the Warrant and the SRCC Rights and Crown shall purchase and accept Securities, the Warrant and the SRCC Rights from ContiWest in exchange for the consideration itemized on Schedule 2 (the "Consideration").

         3. DELIVERIES WITH THIS AGREEMENT. Concurrently with the execution and delivery of this Agreement, the parties shall make the following deliveries:

         (a)  CONTIWEST TO CROWN.

         (1) With respect to the Series BB Preferred, stock powers endorsed in blank in the form appearing on Schedule 3.1.

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         (2) With respect to the Common Stock and the Warrant, a quit claim assignment in the form appearing on Schedule 3.2.

         (3) With respect to the SRCC Rights, a quit claim assignment in the form appearing on Schedule 3.3.

         (b)  CROWN TO CONTIWEST.  The Consideration.

         4. FULL AND FINAL SETTLEMENT; RELEASE. The parties hereto understand and agree that this Agreement represents a full and final settlement between the parties with respect to the Securities, the Warrant and the SRCC Rights and therefore, in consideration of this Agreement, ContiWest and Crown, for and on behalf of themselves and their respective affiliates, each hereby releases and forever discharges the other (and their respective affiliates, officers, directors, employees, agents and representatives) of and from any and all claims either now has or hereafter could claim against the other with respect to the Securities, the Warrant and the SRCC Rights, including without limitation any costs or liabilities owing to third parties by SRCC; provided that nothing contained herein shall affect the rights of (a) any party to the Master Mortgage Loan Purchase and Servicing Agreement dated July 1, 1997 between Crown and ContiTrade Services, L.L.C. or (b) Scott Mannes with respect to his service as a director of Crown and any indemnification obligations that may arise and be owing to him from Crown.

         IN WITNESS WHEREOF, the parties have hereto set their hands as of the date first written above.

                                          CONTIWEST CORPORATION


                                         By: /s/ Joy B. Tolbert
                                            ---------------------------------
                                            Name:  Joy B. Tolbert
                                            Title:   Vice President


                                         By: /s/ Todd Hart
                                            ---------------------------------
                                            Name:    Todd Hart
                                            Title:   Asst. Vice President

                                         CROWN NORTHCORP, INC.


                                          By: /s/ Stephen W. Brown
                                            ---------------------------------
                                            Name:    Stephen W. Brown
                                            Title:   Secretary


                                       2
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                                   SCHEDULE 2

                                  $800,000 cash






















                                       3
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                                  SCHEDULE 3.1

                       POWER OF ATTORNEY TO TRANSFER STOCK

         For value received, the undersigned hereby sells, assigns and transfers to ____ _____________________________________ one (1) share of Series BB
Convertible Preferred Stock of Crown NorthCorp, Inc. represented by Certificate No. BB-1, and hereby irrevocably constitutes and appoints ____________________ as Attorney to transfer the said shares on the books of Crown NorthCorp, Inc. with full power of substitution.

Dated:  December  , 1999
                 -

                                       CONTIWEST CORPORATION



                                       By:
                                          ------------------------------------
                                           Name:
                                           Title:




                                       By:
                                          ------------------------------------
                                           Name:
                                           Title:




                                       4
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                                  SCHEDULE 3.2

                              QUIT CLAIM ASSIGNMENT
                              ---------------------

         FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, ContiWest Corporation, a Nevada corporation ("ContiWest") hereby assign to Crown NorthCorp, Inc., a Delaware corporation ("Crown"), without recourse (i) any and all right to receive shares 44,908 shares of the common stock of Crown presently issued to ContiWest in book-entry form and (ii) all of ContiWest's right title and interest in and to Warrant No. W-011 issued by Crown to purchase up to 200,000 shares of the common stock of Crown.

Dated:  December  , 1999
                 -

                                           CONTIWEST CORPORATION



                                           By:
                                              --------------------------------
                                               Name:
                                               Title:




                                           By:
                                              --------------------------------
                                               Name:
                                               Title:


                                       3
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                                  SCHEDULE 3.3

                              QUIT CLAIM ASSIGNMENT
                              ---------------------

         FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, ContiFinancial Corporation, for and on behalf of itself and its affiliates, including but not limited to ContiWest Corporation and ContiTrade Services, L.L.C. (collectively "Conti") hereby assigns to Crown NorthCorp, Inc., a Delaware corporation, without recourse, all of Conti's right, title and interest, whether legal or beneficial, in and to Strategic Realty Capital Corp., a Maryland corporation.

Dated:  December  , 1999
                 -

                                      CONTIFINANCIAL CORPORATION



                                      By:
                                         -----------------------------------
                                            Name:
                                            Title:




                                      By:
                                         -----------------------------------
                                            Name:
                                            Title:




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